Q4 2025 Earnings Call Chris Kastner President and CEO Tom Stiehle EVP and CFO February 5, 2026 Exhibit 99.2

Q4 2025 EARNINGS Cautionary Statement Regarding Forward-looking Statements Statements in this presentation and in our other filings with the SEC, as well as other statements we may make from time to time, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "guidance," "outlook," "predicts," "potential," "continue," and similar words or phrases or the negative of these words or phrases. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable when made, we cannot guarantee future results, levels of activity, performance, or achievements. There are a number of important factors that could cause our actual results to differ materially from the results anticipated by our forward-looking statements, which include, but are not limited to: our dependence on the U.S. Government for substantially all of our business; significant delays or reductions in appropriations for our programs and/or changes in customer priorities and requirements (including government budgetary constraints, government shutdowns, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs, including cost increases due to inflation, labor challenges, changes in trade policy, or other factors and our efforts to recover or offset such costs and/or changes in estimated contract costs, and perform our contracts effectively; changes in business practices, procurement processes and government regulations and our ability to comply with such requirements; adverse economic conditions in the United States and globally; our level of indebtedness and ability to service our indebtedness; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; our ability to attract, retain, and train a qualified workforce; subcontractor and supplier performance and the availability and pricing of raw materials and components; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures, and strategic acquisitions; investigations, claims, disputes, enforcement actions, litigation (including criminal, civil, and administrative), and/or other legal proceedings, and improper conduct of employees, agents, subcontractors, suppliers, business partners, or joint ventures in which we participate, including the impact on our reputation or ability to do business; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cybersecurity threats, and related disruptions; natural and environmental disasters and political instability; health epidemics, pandemics and similar outbreaks; and other risk factors discussed herein and in our other filings with the SEC. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update or revise any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. 2

HII
INVESTMENT THESIS

Largest U.S. military seapower provider with leading all-domain, integrated defense technologies

Over the course of 2026 & 2027:

- Expect significant contract awards that establish balanced risk equation and have margins more consistent with historical norms
- Working through the majority of challenged pre-COVID contracts, focused on enhancing throughput and reducing cost – Top priority to get these ships delivered to the Navy

Medium Term Opportunity:

- Top line CAGR of ~6%; $16B+ enterprise revenue by 2030
- Margin expansion opportunity driven by operational execution and new post-COVID contracts
- Free cash flow[1] growth enabling disciplined capital allocation and increasing total shareholder value

[1] Non-GAAP measure. See appendix for definition and reconciliation.

Q4 2025 EARNINGS 3

2026 Operational Initiatives Update

Enhancing Shipbuilding Throughput

- Throughput improvement target of 15% YoY
  - Building on ~14% improvement achieved in 2025
  - Multiple workforce improvement initiatives
  - Continue to expand new Charleston facility
  - Utilize contract labor to address critical gaps

Rapidly Growing Trusted Industrial Base Network

- Building on significant momentum
  - Doubled outsourced hours in 2025
  - Continue to rapidly grow outsourced hours in 2026

New Contract Awards

- Ensuring contract awards reflect current operating environment

Shipbuilding Key Performance Indicators

	2025 Actual	2026 Target
Throughput YoY (Earned hours)[1]	+14%	+15%
Outsourcing YoY (Earned hours)[2]	+100%	+30%
Capital Investment ($M)[3]	$396	$500-$600

[1] Total shipbuilding earned progress hours

[2] Outsourced hours are included in overall throughput earned hours

[3] Total HII annual capital expenditures, net of grants

Q4 2025 EARNINGS 4

Q4 2025 EARNINGS Shipbuilding Milestones1 5 2026 2027 Ingalls Shipbuilding ✓ Deliver DDG 128* ✓ Sea Trials DDG 1000† » Launch DDG 131 » Deliver LPD 30 Newport News Shipbuilding » Preliminary Acceptance CVN 79 » Lay Keel CVN 81 » Redeliver SSN 796 » Deliver SSN 800 Ingalls Shipbuilding » Deliver DDG 129 » Deliver LHA 8 » Launch LPD 31 Newport News Shipbuilding » Redeliver CVN 74 » Deliver CVN 79 1 All future milestones are based upon current expectations and subject to change based upon future events. List is alphabetical by program designation. *Achieved in December 2025. † 2025 milestone achieved in early 2026. 5 Deliveries Planned for 2026-2027

Q4 2025 EARNINGS HII Q4 2025 Revenue 6.1% 9.8% 3.7% CONSOLIDATED REVENUE ($M) Three Months Ended December 31 ($M) 2024 2025 % Change Ingalls Shipbuilding 736 889 20.8% Newport News Shipbuilding 1,588 1,891 19.1% Mission Technologies 713 731 2.5% Eliminations (33) (35) - Total 3,004 3,476 15.7% YoY growth driven by higher volumes in submarines and aircraft carriers at Newport News Shipbuilding, higher volumes in amphibious assault ships and surface combatants at Ingalls Shipbuilding, and higher volumes in Warfare Systems, Global Security, and Unmanned Systems at Mission Technologies 6 $3,004 $3,476 Q424 Q425

Q4 2025 EARNINGS HII Q4 2025 Segment Operating Income1 6.1% 9.8% 3.7% Three Months Ended December 31 ($M) 2024 2025 % Change Ingalls Shipbuilding 46 68 47.8% Newport News Shipbuilding 38 84 121.1% Mission Technologies 19 43 126.3% Total 103 195 89.3% SEGMENT OPERATING INCOME1 ($M) & MARGIN1% $103 $195 Q424 Q425 3.4% 5.6% YoY improvement was driven by lower unfavorable adjustments compared to the prior period and favorable contract adjustments in the Virginia-class submarine program at Newport News, improved volumes and lower unfavorable adjustments at Ingalls, and improved volumes and performance in Warfare Systems, Global Security and Unmanned Systems at Mission Technologies 71 Non-GAAP measure. See appendix for definition and reconciliation.

Q4 2025 EARNINGS HII 2025 Revenue 6.1% 9.8% 3.7% CONSOLIDATED REVENUE ($M) $0 $0 Twelve Months Ended December 31 ($M) 2024 2025 % Change Ingalls Shipbuilding 2,767 3,078 11.2% Newport News Shipbuilding 5,969 6,507 9.0% Mission Technologies 2,937 3,044 3.6% Eliminations (138) (145) - Total 11,535 12,484 8.2% YoY growth driven by higher volumes in submarines and aircraft carriers at Newport News Shipbuilding, higher volumes in surface combatants and amphibious assault ships at Ingalls Shipbuilding, and higher volumes in Warfare Systems, Global Security, and Unmanned Systems at Mission Technologies 8 $11,535 $12,484 2024 2025

Q4 2025 EARNINGS HII 2025 Segment Operating Income1 6.1% 9.8% 3.7% Twelve Months Ended December 31 ($M) 2024 2025 % Change Ingalls Shipbuilding 211 233 10.4% Newport News Shipbuilding 246 331 34.6% Mission Technologies 116 153 31.9% Total 573 717 25.1% SEGMENT OPERATING INCOME1 ($M) & MARGIN1% 5.6% YoY improvement driven primarily by contract adjustments in the Virginia-class submarine program at Newport News Shipbuilding, higher volumes and contract adjustments in surface combatants at Ingalls Shipbuilding, as well lower purchased intangible amortization, higher performance in Warfare Systems, and higher volumes at Mission Technologies 91 Non-GAAP measure. See appendix for definition and reconciliation. $573 $717 2024 2025 5.0% 7

Q4 2025 EARNINGS HII Q4 & FY 2025 Cash Flow & Liquidity 1 Non-GAAP measure. See appendix for definition and reconciliation. 10 $35 $52 • Cash balance of $774 million and liquidity of $2.5 billion at year end • Net capital expenditures of $396 million were 3.2% of revenues in 2025 • Paid dividends totaling $213 million in 2025 • No shares repurchased in 2025 $650 $1,196 ($134) ($396) $516 $800 ($600) ($400) ($200) $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Cash provided by Ops. CAPEX Free Cash Flow CASH FLOW GENERATION ($M) Q425 FY25 1

Q4 2025 EARNINGS HII Outlook1 FY26 OUTLOOK1 1 The financial outlook, expectations and other forward looking statements provided by the company for 2026 and beyond reflect the company's judgment based on the information available at the time of this presentation. Please see the "Forward-looking Statements" section in this presentation and our Form 10-K for factors that may impact the company's ability to meet expectations. 2 Medium term growth represents our expected compounded annual growth rate over the next three to five years. 3 Non-GAAP measures. See appendix for definitions. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward–looking GAAP and non–GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results. 4 Outlook is based on current tax law. Variability exists based on how and when individual states conform to recent federal tax law changes. 11 FY26 Outlook1 Shipbuilding Revenue $9.7B - $9.9B Shipbuilding Operating Margin3 5.5% - 6.5% Mission Technologies Revenue $3.0B - $3.2B Mission Technologies Segment Operating Margin ~5% Mission Technologies EBITDA Margin3 8.4% - 8.6% Operating FAS/CAS Adjustment ($44M) Non-current State Income Tax Expense4 ~($20M) Interest Expense ($105M) Non-operating Retirement Benefit $213M Effective Tax Rate ~17% Depreciation & Amortization ~$330M Capital Expenditures 4%-5% of Sales Free Cash Flow3 $500M - $600M HII Medium Term2 Revenue Growth of ~6% • Shipbuilding medium term2 revenue growth of ~6% • Additional upside from recently announced programs • Mission Technologies medium term2 revenue growth of ~5% 2026 Expectations • Shipbuilding revenue of $9.7B to $9.9B • Shipbuilding operating margin3 of 5.5% to 6.5% • Includes throughput and contract award assumptions • Mission Technologies revenue of $3.0B to $3.2B • Mission Technologies operating margin of ~5% Q126 Look Ahead • Shipbuilding revenue of ~$2.3B, op. margin3 of ~5.5% • Mission Technologies revenue of $700M to $750M, op. margin of 4.0% to 4.5% • Free cash flow3 of ($600M) given Q425 pull forward

Q4 2025 EARNINGS Appendix 12

Q4 2025 EARNINGS Non-GAAP Information This earnings presentation contains non-GAAP (accounting principles generally accepted in the United States of America) financial measures as defined by SEC Regulation G and indicated by a footnote in the text of this presentation. Definitions for the non-GAAP measures, and related reconciliations, are provided below. Because not all companies use identical definitions or calculations, our presentation of these measures may not be comparable to similarly titled measures of other companies. Segment Operating Income and Segment Operating Margin. We internally manage our operations by reference to segment operating income and segment operating margin and use these measures to evaluate our core operating performance. We believe that segment operating income and segment operating margin reflect additional ways of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. These measures should be considered in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. Segment operating income is defined as operating income for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income as a percentage of sales and service revenues. Shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin. We use shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin to evaluate our core operating performance. We believe these measures reflect additional ways of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. These measures should be considered in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. Shipbuilding operating margin is defined as the combined segment operating income of our Newport News Shipbuilding segment and Ingalls Shipbuilding segment as a percentage of shipbuilding revenue. Shipbuilding revenue is the sum of revenues of our Newport News Shipbuilding segment and Ingalls Shipbuilding segment. Mission Technologies EBITDA is defined as Mission Technologies segment operating income before interest expense, income taxes, depreciation, and amortization. Mission Technologies EBITDA margin is defined as Mission Technologies EBITDA as a percentage of Mission Technologies revenues. Free cash flow. We use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. We believe free cash flow is an important measure that may be useful to investors and other users of our financial statements because it provides insight into our current and period-to- period performance and our ability to generate cash from continuing operations. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, net income as a measure of our performance or net cash provided by operating activities as a measure of our liquidity. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures net of related grant proceeds. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward-looking GAAP and non-GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results. 13

Q4 2025 EARNINGS 14 Pension Outlook1 ($ in millions) 2025 (Actual) 2026 2027 2028 2029 2030 Pension Discount Rate 5.98% 5.72% 5.72% 5.72% 5.72% 5.72% Return on Assets4 10.7% CAS Recoveries Over/(Under) Cash Contributions2,3 $1 ($4) ($1) ($3) ($4) ($4) FAS Benefit3 $100 $123 $127 $134 $138 $148 CAS Expense3 $55 $46 $48 $44 $40 $39 FAS/CAS Adjustment3 $155 $169 $175 $178 $179 $187 Operating FAS/CAS Adjustment3 ($35) ($44) ($39) ($41) ($42) ($41) Non-Operating Retirement (Expense)/Income3 $190 $213 $214 $219 $220 $228 Pension and Postretirement Benefits Cash Contributions2 $54 $50 $49 $47 $44 $43 1 2026-2030 projected and subject to change. 2 2025 cash contributions of $54 million include $14 million of discretionary pension contributions ($<1 million qualified; $14 million non-qualified) and $40 million of postretirement benefits contributions. 2026 projected cash contributions of $50 million include $15 million of discretionary pension contributions ($2 million qualified; $13 million non-qualified) and $35 million of postretirement benefits contributions. 3 Includes pension & other postretirement benefits. 4 We expect our long-term return on assets to moderate as we de-risk our portfolio given the strong funded status.

Q4 2025 EARNINGS Non-GAAP Reconciliations Segment Operating Income & Segment Operating Margin 15 ($ in millions) 2025 2024 2025 2024 Ingalls revenues 889 736 3,078 2,767 Newport News revenues 1,891 1,588 6,507 5,969 Mission Technologies revenues 731 713 3,044 2,937 Intersegment eliminations (35) (33) (145) (138) Sales and Service Revenues 3,476 3,004 12,484 11,535 Operating Income 172 110 657 535 Operating FAS/CAS Adjustment 10 14 35 62 Non-current state income taxes 13 (21) 25 (24) Segment Operating Income 195 103 717 573 As a percentage of sales and service revenues 5.6% 3.4% 5.7% 5.0 % Ingalls segment operating income 68 46 233 211 As a percentage of Ingalls revenues 7.6% 6.3% 7.6% 7.6 % Newport News segment operating income 84 38 331 246 As a percentage of Newport News revenues 4.4% 2.4% 5.1% 4.1 % Mission Technologies segment operating income 43 19 153 116 As a percentage of Mission Technologies revenues 5.9% 2.7% 5.0% 3.9 % Three Months Ended December 31 December 31 Year Ended

Q4 2025 EARNINGS Non-GAAP Reconciliations Shipbuilding Revenues & Margin 16 ($ in millions) 2025 2024 2025 2024 Sales and service revenues 3,476 3,004 12,484 11,535 Mission Technologies (731) (713) (3,044) (2,937) Intersegment eliminations 35 33 145 138 Shipbuilding Revenues 2,780 2,324 9,585 8,736 Operating Income 172 110 657 535 Operating FAS/CAS Adjustment 10 14 35 62 Non-current state income taxes 13 (21) 25 (24) Segment Operating Income 195 103 717 573 Mission Technologies (43) (19) (153) (116) Shipbuilding Operating Income 152 84 564 457 As a percentage of shipbuilding revenues 5.5% 3.6% 5.9% 5.2 % Three Months Ended December 31 December 31 Year Ended

Q4 2025 EARNINGS Non-GAAP Reconciliations Free Cash Flow 17 ($ in millions) 2025 2024 2025 2024 Net cash provided by operating activities 650 391 1,196 393 Less capital expenditures: Capital expenditure additions (134) (114) (402) (367) Grant proceeds for capital expenditures — — 6 14 Free cash flow 516 277 800 40 Three Months Ended December 31 Year Ended December 31

Q4 2025 EARNINGS Non-GAAP Reconciliations Mission Technologies EBITDA & EBITDA Margin 18 (in millions) 2025 2024 2025 2024 Mission Technologies sales and service revenues 731 713 3,044 2,937 Mission Technologies segment operating income 43 19 153 116 Mission Technologies depreciation expense 5 3 14 11 Mission Technologies amortization expense 22 24 89 99 Mission Technologies state tax expense (1) 1 5 7 Mission Technologies EBITDA 69 47 261 233 Mission Technologies EBITDA margin 9.4% 6.6% 8.6% 7.9 % December 31December 31 Three Months Ended Year Ended